UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020 (December 21, 2020)

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way, Suite 100, Westminster, CO		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of ARCA biopharma, Inc. (the “Company”) approved the following incentive stock option grants to the executive officers listed below pursuant to the Company’s 2020 Equity Incentive Plan (the “2020 Plan”):

Name and Title	Options Granted (1)
Michael Bristow President and Chief Executive Officer	190,000
Thomas A. Keuer Chief Operating Officer	70,000
Christopher Ozeroff Senior Vice President, General Counsel & Secretary	55,000
Brian L. Selby Vice President, Finance	55,000
(1)

Each option has an exercise price of $4.27 per share, representing the closing price of the Company’s common stock on the Nasdaq Capital Market on December 21, 2020.  Each option vests in 48 equal monthly installments measured from December 21, 2020, subject to partial acceleration upon the occurrence of specified events.

On December 21, 2020, the Compensation Committee approved the following base salary compensation and target bonus percentages for the named executive officers and principal financial officer for the 2021 fiscal year:

•	Michael R. Bristow, President and Chief Executive Officer, $345,000 base salary and target bonus of 50% of base salary;
•	Thomas A. Keuer, Chief Operating Officer, $340,000 base salary and target bonus of 40% of base salary;
•	Christopher D. Ozeroff, Secretary, Senior Vice President and General Counsel, $304,000 base salary and target bonus of 35% of base salary; and
•	Brian L. Selby, Vice President, Finance, $270,000 base salary and target bonus of 30% of base salary.

On December 21, 2020, in connection with the approval of the compensation matters described above, the Compensation Committee adopted forms of stock option agreements and restricted stock unit award agreements to be used in connection with any awards issued under the Company’s 2020 Plan to the Company’s directors, officers and other employees (the “Agreements”).

Copies of the Agreements are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Stock Option Agreement and Option Grant Notice under 2020 Equity Incentive Plan (Standard).

10.2	Form of Stock Option Agreement and Option Grant Notice under 2020 Equity Incentive Plan (Officer)

10.3	Form of Stock Option Agreement and Option Grant Notice under 2020 Equity Incentive Plan (Director)

10.4	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2020 Equity Incentive Plan (Standard)

10.5	Form of Restricted Stock Unit Award Agreement and Notice of Grant Award under 2020 Equity Incentive Plan (Officer)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2020

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Brian L. Selby
		Name:	Brian L. Selby
		Title:	Vice President, Finance and Chief Accounting Officer